Vanguard Admiral Funds
Vanguard Scottsdale Funds
Vanguard Specialized Funds
Vanguard World Fund

Supplement Dated December 5, 2023, to the Statement of Additional Information
Statement of Additional Information Text Changes
Appendix A to the Statement of Additional Information is amended to add the following additional information:
Proxy Voting Pilot
The Boards of Trustees of Vanguard Admiral Funds, Vanguard Scottsdale Funds, Vanguard Specialized Funds, and Vanguard World Fund (the Pilot Funds’ Boards) have approved a proxy voting pilot for Vanguard S&P 500 Growth Index Fund, Vanguard ESG U.S. Stock ETF, Vanguard Russell 1000 Index Fund, Vanguard Mega Cap Index Fund, and Vanguard Dividend Appreciation Index Fund (the Pilot Funds) beginning in early 2024 through June 30, 2024 (the Pilot Period).  Fund shareholders in a Pilot Fund for whom information regarding their pro-rata ownership interest in the Pilot Funds and how they may be contacted is available to Broadridge Financial Solutions at the time the pilot is launched in early 2024 will receive a communication inviting them to participate. The communication will invite them to choose from among four different proxy voting policies through which they may direct how their pro-rata ownership interest in the Pilot Fund will vote on proposals presented for a vote at the annual shareholder meetings of certain select portfolio companies within the Pilot Fund.
Pilot Fund shareholders’ proxy voting preferences will be applied to approximately the largest 30 holdings (as of December 31, 2023) within each Pilot Fund that have record dates and hold annual shareholder meetings during the period of the pilot. With respect to the included holdings, if the timing of an annual shareholder meeting varies significantly relative to previous years, the security is no longer held within the Pilot Fund as of the record date of its annual shareholder meeting, or if other issues, inclusive of operational considerations, impede inclusion, the security may not be included in the pilot. Ballot items at annual shareholder meetings of Pilot Fund holdings not included in the pilot will be voted in accordance with the Vanguard-Advised Fund Proxy Voting Policy.
The Investment Stewardship Team will continue the day-to-day administration of each Pilot Fund’s proxy voting process during the pilot period, overseen by the Investment Stewardship Oversight Committee; however, for the votes for the annual shareholder meetings of each portfolio company in the pilot, the Investment Stewardship Team will apply the policy choices directed by Pilot Fund shareholders in proportion to their pro-rata ownership interests. Pilot Fund shareholders that sell all of their shares during the pilot will no longer be able to participate in the pilot after the sale.
Methodology for determining and calculating ownership
Vanguard will rely on the share ownership information provided by your broker or custodian in its calculations. Your percentage ownership of the Pilot Fund – aggregated with other Pilot Fund shareholders selecting the same policy – will be utilized to calculate the percentage of portfolio company shares to be voted according to the selected policy. This percentage will be applied to the Pilot Fund’s votable share position at each company, which may be impacted by securities lending or specific voting restrictions, to determine the number of shares voted pursuant to each policy. The aggregate number of shares allocated to each policy will be rounded to whole shares. Due to rounding or other factors, the proportionate share of portfolio company shares that are voted according to a Pilot Fund shareholder’s policy selection may not always exactly match that shareholder’s proportionate ownership.

Changes to Policy Selection and Participating Shareholders
Pilot Fund shareholders that select a proxy voting policy may change that policy selection during the pilot. Vanguard has partnered with Broadridge Financial Solutions to leverage its beneficial ownership network to reach Fund shareholders whose pro-rata ownership interest in a Pilot Fund as well as their contact information are available to Broadridge Financial Solutions at the time the pilot is launched in early 2024, including many that hold shares through an intermediary.
Additional details regarding the pilot, including the initial date on which Pilot Fund shareholders must own a Pilot Fund to receive an invitation to participate, the period during which the pilot will run, and further details regarding the selection by participants of a proxy voting policy and copies of those proxy voting policies will be included in a future supplement to the Statement of Additional Information to be filed at or in advance of the Pilot launch.
Proxy Voting Policies
Consistent with the proxy voting pilot which launched in February 2023, there will be four proxy voting policies from which fund shareholders may choose. The four proxy voting policies are: (i) the Vanguard-Advised Funds Proxy Voting Policy, a summary of which is discussed in Appendix A of this Statement of Additional Information; (ii) the Company Board-aligned Policy; (iii) the “Not Voting” Policy; and (iv) the Glass Lewis ESG Policy. If a Pilot Fund shareholder does not select one of the four proxy voting policies, the Pilot Fund will vote that shareholder’s pro-rata ownership interest in accordance with the Vanguard-Advised Funds Proxy Voting Policy. Summaries of the Company Board-aligned policy, the “Not Voting” policy, and the Glass Lewis ESG policy are below. Copies of the approved proxy voting policies will be filed in a future supplement to this Statement of Additional Information.
Company Board-aligned policy:
The pro-rata ownership position of Pilot Fund shareholders that select the Company Board-aligned policy will be voted in accordance with the recommendations on each proposal made by the portfolio company’s board of directors pursuant to the board’s own fiduciary duty to act in the best interest of the company’s shareholders. In the absence of a recommendation from the portfolio company’s board on a specific proposal, the Pilot Fund will cast an ABSTAIN vote on that shareholder’s behalf.
“Not Voting” policy:
The pro-rata ownership position of Pilot Fund shareholders that select the “Not Voting” policy will be left unvoted on all proposals. In instances where a Pilot Fund must execute a vote for procedural reasons, the Pilot Fund will cast an ABSTAIN vote on that shareholder’s behalf.
Glass Lewis ESG policy:
The pro-rata ownership position of Pilot Fund shareholders that select the Glass Lewis ESG policy will be voted according to proxy voting recommendations from Glass Lewis & Co., LLC, a third-party proxy advisor, consistent with a view that investment returns can be enhanced through a focus on disclosing and mitigating risks related to environmental, social, and governance issues.
The policy details common items to be voted on by shareholders at company meetings, and the criteria used under the policy to analyze such proposals and determine a recommendation.
The following is a summary of the Glass Lewis ESG policy and does not contain all provisions. This description is qualified in its entirety by reference to the full text of the Glass Lewis ESG policy.
Election of Directors
In analyzing director elections, the Glass Lewis ESG policy generally seeks boards that have sufficient levels of independence, a record of positive performance, diverse backgrounds, and that appoint new directors that have a depth of experience that is relevant to the company.
The Glass Lewis ESG policy generally supports having independent directors serve on the audit, compensation, and nominating and governance committees, depending on the market, and will support shareholder proposals requesting that companies create a committee to oversee material environmental and social issues or calling for the appointment of directors with special expertise, such as environmental or human rights expertise.

The Glass Lewis ESG policy also supports boards that have a diversity of gender, race, and ethnicity, as well as diversity of skills, backgrounds, thoughts, and experiences.
Environmental and social oversight and performance
The Glass Lewis ESG policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature.
The Glass Lewis ESG policy has specific consideration of companies’ disclosure of, and policies relating to, climate change, particularly with regard to companies that operate in industries where greenhouse gas emissions represent a financially material risk and may vote against directors in certain instances where the companies fail to meet those expectations.
Compensation
The Glass Lewis ESG policy looks at various factors to evaluate how well a company’s compensation practices have been disclosed, whether a company’s overall compensation is tied to performance, the metrics companies have used to evaluate executives’ performance for purposes of compensation, and how a company’s compensation practices compare to its peers. The Glass Lewis ESG policy sets out certain instances when it will vote against a company’s compensation proposal, such as when there is a significant disconnect between what the company has paid to executives and the company’s performance or when there is inadequate disclosure of the company’s compensation plan metrics.
With respect to the Glass Lewis ESG policy’s evaluation of proposals related to long-term incentive plan proposals or performance-based equity compensation, the Glass Lewis ESG policy is generally supportive of both and will look to the reasonableness of the compensation relative to the performance of the business as well as what a company’s peers have paid.
Governance Structure
The Glass Lewis ESG policy will analyze management proposals regarding various governance structures to determine if the proposed structures are in the best interests of shareholders. The Glass Lewis ESG policy generally supports proposals that do not negatively impact shareholder rights.
Shareholder Proposals
The Glass Lewis ESG policy has a strong emphasis on enhancing the environmental, social, and governance performance of companies and will generally vote for environmental and social shareholder proposals that seek to enhance a company’s policies and performance on those issues, as well as proposals that request additional disclosures and board accountability related to environmental, social, and governance issues. In extraordinary cases when companies have failed to adequately mitigate risks stemming from environmental or social practices, the Glass Lewis ESG policy may vote against relevant directors or other management proposals. The Glass Lewis ESG policy will vote against shareholder proposals that seek to limit environmental or social disclosures or practices.
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SAI VOTE 122023